UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2007

ReAble Therapeutics Finance LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-142188	20-5653965
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Metric Blvd, Austin, Texas		78758
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 832-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On September 13, 2007, ReAble Therapeutics, Inc. (the "Company") (parent of the Registrant) and DJO Incorporated ("DJO") issued a joint communication to their employees designed to update them on the progress of the proposed merger between and affiliate of the Company and DJO. Among other things, the joint communication announced the members of the senior management of the combined company, subject to the consummation of the merger. In addition, the corporate name of the parent corporation of the combined company will be DJO Incorporated and the global corporate headquarters will be in Vista, California. A copy of the joint communication distributed to the employees is furnished as Exhibit 99.1 to this Current Report.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReAble Therapeutics Finance LLC

September 17, 2007	By:	Harry L. Zimmerman

Name: Harry L. Zimmerman
Title: Executive Vice President - General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Joint Communication to Employees, Distributed on September 13, 2007